UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4400 Route 9 South, Suite 3100 Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

(732) 780-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “Avalon,” and the “Company” refer to Avalon GloboCare Corp., a Delaware corporation.

On February 9, 2023 (the “Closing Date”), the Company entered into and closed on an Amended and Restated Membership Interest Purchase Agreement (the “Amended MIPA”), by and among Avalon Laboratory Services, Inc., a wholly-owned subsidiary of the Company (the “Buyer”), SCBC Holdings LLC (the “Seller”), the Zoe Family Trust, Bryan Cox and Sarah Cox as individuals and Laboratory Services MSO, LLC (“Laboratory Services MSO”). Pursuant to the terms and conditions set forth in the Amended MIPA, Buyer acquired, on the Closing Date, forty percent (40%) of all the issued and outstanding equity interests of Laboratory Services MSO from the Seller, free and clear of all liens (the “Transaction”).

The Amended MIPA was filed as Exhibit 2.1 to the Current Report on Form 8-K with the Securities Exchange Commission (the “SEC”) on February 13, 2023 (the “Original Form 8-K”).  The Original Form 8-K was filed with respect to the Amended MIPA, the Transaction and related matters contemplated therein.

Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) was filed on April 26, 2023 to include: (i) the audited consolidated financial statements of Laboratory Services MSO for the fiscal years ended December 31, 2022 and 2021, respectively, as Exhibit 99.1 and (ii) the unaudited pro forma condensed combined financial information of the Company and Laboratory Services MSO, as of and for the fiscal year ended December 31, 2022 as Exhibit 99.2.

This Amendment No. 2 is being filed solely to replace the unaudited pro forma condensed combined financial information of the Company and Laboratory Services MSO, as of and for the fiscal year ended December 31, 2022, included as Exhibit 99.2 to Amendment No 1.

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Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company, as of and for the fiscal year ended December 31, 2022 are filed herewith as Exhibit 99.2, which is incorporated herein by reference.

This Amendment No. 2 is being filed solely to replace the unaudited pro forma financial information included in Amendment No. 1 as Exhibit 99.2. The unaudited pro forma condensed combined financial information previously reflected management’s estimates based on its analysis and information at the consummation of the Transaction. The Company is updating the unaudited pro forma financial information upon completion of such analyses to reflect treatment of its investment in Laboratory Services MSO under the equity method instead of the acquisition method.

All other information contained in the Original Form 8-K and Amendment No 1. remains unchanged.

(d) Exhibits.

Exhibit	Description
99.2*	Unaudited pro forma consolidated financial information for the Company, as of and for the fiscal year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023
	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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